UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       SCHEDULE 14C INFORMATION STATEMENT

                            PURSUANT TO SECTION 14(C)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                                 CYBERADS, INC.
             (Exact name of registrant as specified in its charter.)

                                     FLORIDA
         (State or other jurisdiction of incorporation or organization.)

         23245W 30 4                                     65-1000634
         ------------                                    ----------
        (CUSIP Number)                      (IRS Employer Identification Number)

                 370 Amapola Ave. Suite 202, Torrance, CA 90501
                 ----------------------------------------------
                    (Address of principal executive offices.)

                                 (800) 288-3099
              (Registrant's telephone number, including area code.)

Check the appropriate box:
         [   ]    Preliminary Information Statement
         [   ]    Confidential, for Use of the Commission Only (as permitted by
                  Rule 14c-5(d)(2)
         [ X ]    Definitive Information Statement
Payment of Filing Fee (Check the appropriate box.):
         [ X ]    No fee required.
         [   ]    Fee computed on table below per Exchange Act Rules 14(c)-5(g)
                  and 0-11.
                  1)     Title of each class of securities to which transaction
                         applies:
                  2)     Aggregate number of securities to which transaction
                         applies:
                  3)     Per unit price or other underlying value of transaction
                         computed pursuant to Exchange Act Rule 0-11:
                  4)     Proposed maximum aggregate value of transaction:
                  5)     Total fee paid: $ -0-
         [   ]    Fee paid previously with preliminary materials.
         [   ]    Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
                  1)      Amount Previously Paid:
                  2)      Form, Schedule or Registration No.:
                  3)      Filing Party:
                  4)      Date Filed:

================================================================================

                                 CYBERADS, INC.
                           370 Amapola Ave., Suite 202
                               Torrance, CA 90501

                  Notice of Proposed Action by Written Consent
                                      of a
                   Majority of the Voting Power of the Company
                     to be taken on or about August 8, 2005.

To the Stockholders of CYBERADS, INC.

Notice is hereby given that upon written consent by the holders of all of the outstanding shares of Series "B" Preferred Stock of the Company, the Company intends to take certain actions as more particularly described in this Information Statement. The actions will be effected on or after 20 days from the date this Information Statement is mailed to stockholders, which is expected to be on or about August 8, 2005.

Only stockholders of record at the close of business on July 1, 2005 will be given Notice of the Action by Written Consent. The Company is not soliciting proxies.

                                             By Order of the Board of Directors

                                             /s/ JEFF CRISWELL
                                             President

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                 CYBERADS, INC.
                           370 Amapola Ave., Suite 202
                               Torrance, CA 90501
                            Telephone: (800) 288-3099

                              INFORMATION STATEMENT
         CONSENT ACTION BY A MAJORITY OF STOCKHOLDERS WITHOUT A MEETING

This Information Statement is furnished to all holders of the common and preferred stock of the Company in connection with proposed action by holders of all of the issued and outstanding shares of Series "B Preferred Stock of the Company to take the following actions:

     o Increase the authorized capital stock to 500 million shares of common stock;
     o The change of the Company's state of incorporation from Florida to Nevada;

The actions are proposed to occur on or about August 8, 2005. This Information Statement is first being mailed to stockholders on or about July 18, 2005.

Only stockholders of record at the close of business on July 1, 2005 are entitled to notice of the action to be taken. There will be no vote on the matters by the shareholders of the Company because the proposed action will be accomplished by the written consent of the majority of the voting power of the Company as allowed by Section 607.0704 of the Florida Business Corporation Act. Persons holding a majority of the outstanding voting securities of the Company have unanimously adopted, ratified and approved resolutions to effect the actions described. No other votes are required or necessary. See the caption "Vote Required for Approval," below.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                         DISSENTER'S RIGHTS OF APPRAISAL

The Florida Business Corporation Act ("Florida Law") does not provide for dissenter's rights of appraisal in connection with the corporate actions to be taken.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors has fixed the close of business on July 1, 2005 the record date for the determination of the common shareholders entitled to notice of proposed action by written consent. At the record date, the Company had outstanding 43,331,777 shares of common stock, 1,000,000 shares of Series "A" Convertible Preferred Stock and 1,000,000 shares of Series "B" Preferred Stock. The holder of the Company's Series "B" Preferred Stock, who holds the majority of the voting power of the Company on the record date ,has signed a consent to the taking of the corporate actions described. This consent will be sufficient, without any further action, to provide the necessary stockholder approval of the actions.

                          CORPORATE ACTIONS TO BE TAKEN

INCREASE IN THE AUTHORIZED CAPITAL STOCK
The Company's current authorized capital stock consists of 50 million shares of no par common stock, of which 43, 331,777 shares are issued and outstanding, and 5,000,000 shares of preferred stock, of which 1,000,000 shares of Series "A" Convertible Preferred Stock and 1,000,000 shares of Series "B"Preferred Stock, respectively are issued and outstanding. Management believes that it is in the best interests of the Company and its shareholders that the authorized common stock be increased to 500 million shares. The increase in the authorized common stock will provide the Company with needed stock to enable it to undertake financing transactions in which the Company may employ the common stock, including transactions to raise working capital through the sale of common stock. Since the Board of Directors believes that the currently authorized number of shares may be not be sufficient to meet anticipated needs in the immediate future, the Board considers it desirable that the Company has the flexibility to issue an additional amount of Common Stock without further stockholder action, unless otherwise required by law or other regulations. The availability of these additional shares will enhance the Company's flexibility in connection with any possible acquisition or merger, stock splits or dividends, financings and other corporate purposes and will allow such shares to be issued without the expense and delay of a special stockholders' meeting, unless such action is required by applicable law or rules of any stock exchange on which the Company's securities may then be listed. At the present time, the Company has no plans, proposals or arrangement, written or otherwise, to issue any additional authorized shares of common stock.

In certain circumstances, a proposal to increase the authorized capital stock may have an anti-takeover effect. The authorization of classes of preferred or common stock with either specified voting rights or rights providing for the approval of extraordinary corporate action may be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise gain control of the Company by diluting the stock ownership of any persons seeking to obtain control of the Company. Management of the Company might use the additional authorized capital stock to resist or frustrate a third-party transaction which might provide an above-market premium that is favored by a majority of the independent shareholders. Management of the Company has no present plans to adopt any proposals or to enter into other arrangements that may have material anti-takeover consequences. There are no anti- takeover provisions in the Company's Articles of Incorporation, Bylaws or other governing documents.

CHANGE OF CORPORATE DOMICILE TO NEVADA
Management believes that it is in the best interests of the Company and its shareholders the Company change its corporate domicile from Florida to Nevada. There are several reasons for the recommended change:

     o   Nevada does not impose any corporate income tax;

     o   There are no taxes on corporate shares;

     o   There is no annual franchise tax;

     o   The annual fees are nominal;

In order to accomplish change in corporate domicile, the Company will be in effect re-incorporated in Nevada through Articles and Agreement of Merger whereby the Company will be merged into a newly formed Nevada corporation having the identical corporate structure as the Company, after which the

Nevada corporation will be the surviving corporation with all of the same assets, liabilities, shareholders and corporate identity as the Company. Attached to this Information Statement as Exhibit "A" is the proposed Articles and Agreement of Merger. The Company's transfer agent will act as the exchange agent for the purposes of implementing any exchange of stock certificates. As soon as practicable after the completion of the change to Nevada, shareholders will receive a letter of transmittal requesting them to surrender old stock certificates for new certificates reflecting the change. Persons who hold their shares in brokerage accounts or in street name will not be required to take any further action to effect the exchange of certificates. Shareholders should not destroy any stock certificates and should not submit any certificates until they received a letter of transmittal.

The common stock of the Company after the completion of the change of domicile to Nevada will have the same rights and preferences as currently exists. The Bylaws and Articles of Incorporation of the Company after the completion of the change of domicile will be identical in substance to the Company's current Bylaws and Articles of Incorporation, after the amendment disclosed in this Information Statement becomes effective.

The following is a summary description of the material differences and similarities between the Florida Business Corporation Act and the Nevada Business Corporation Act with respect to matters involving corporate governance by shareholders.

         SHAREHOLDER ACTION                                   FLORIDA                            NEVADA

     o   Shareholder vote for                               Majority vote.                    Majority vote.
         amendments to Articles of Incorporation

     o   Consent action of shareholders without             Same vote required                Majority vote.
         a meeting                                          as if action taken
                                                            at a meeting.

     o   Election and removal of Directors                  Majority vote.                    Majority vote.

     o   Quorum required for shareholder meetings           Majority of issued                Majority of
                                                            and outstanding shares.           issued and
                                                                                              outstanding
                                                                                              voting securities.


     o   Right of shareholders to call special              Current bylaws permit             Same bylaw
         meeting of the shareholders                        holders of not less than 10%      provisions will
                                                            of issued and outstanding         apply.
                                                            voting securities to call a
                                                            special meeting.

     o   Inspection rights of shareholders                  Any shareholder.                  A shareholder
                                                                                              for at least six
                                                                                              months or the
                                                                                              holder of at
                                                                                              least 5% of all
                                                                                              of the outstanding
                                                                                              shares.


                                       -5-


         SHAREHOLDER ACTION                                   FLORIDA                            NEVADA

     o   Corporate records to be inspected                  Meeting minutes;                  Same as Florida,
                                                            accounting records;               but no meeting
                                                            shareholder ledger.               minutes and no
                                                                                              accounting records.

     o   Approval of Plan of Merger or Share                Majority vote.                    Majority vote.
         Exchange

     o   Sale of corporate assets not in the                Majority vote.                    Majority vote.
         ordinary course of business

         As a consequence of the very limited differences between the Florida Business Corporation Act and the Nevada Business Corporation Act, management of the Company believes there will continue to be flexibility in the management of corporate affairs and the Company's shareholders will not be disadvantaged in any material manner by the change of domicile to Nevada.

               SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS
                          AND FIVE PERCENT STOCKHOLDERS

The following table sets forth certain information concerning the ownership of the Company's Common Stock as of July 18, 2005, with respect to: (i) each person known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock; (ii) all directors; and (iii) directors and executive officers of the Company as a group. To the knowledge of the Company, each shareholder listed below possesses sole voting and investment power with respect to the shares indicated.


TITLE OF                  NAME AND ADDRESS OF                      AMOUNT AND NATURE OF                 PERCENT
CLASS                     BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP                 OF CLASS
------------------------  ---------------------------------------  -----------------------------------  ----------------
Common Stock              Walter Tatum                             250,000                              less than 1%
                          370 Amapola Ave. Suite 202
                          Torrance, CA 90501


Series "B" Preferred
       Stock                                                       1,000,000                            100%
------------------------  ---------------------------------------  -----------------------------------  ----------------

Common Stock              Jeff Criswell                            150,000                              less than 1%
                          370 Amapola Ave., Suite 202
                          Amapola Ave., Suite 202
                          Torrance, CA 90501

Common Stock              August A. DeAngelo II                    -0-                                  -0-
                          19162 Mesa Drive
                          Villa Park, CA 92861

------------------------  ---------------------------------------  -----------------------------------  ----------------

Common Stock              All Executive Officers and Directors     400,000                              less than 1%
                          as a Group ( 3 persons)

------------------------  ---------------------------------------  -----------------------------------  ----------------

                 DESCRIPTION OF CAPITAL STOCK AND VOTING RIGHTS

The Company's authorized capital consists of 50 million shares of Common Stock, par value $0.001 and 5 million shares of Preferred Stock, par value $0.001. As of July 1, 2005, there were 43,331,777 shares of Common Stock outstanding, 1 million shares of Series "A" Convertible Preferred Stock and 1 million shares of Series "B"Preferred Stock, respectively, issued and outstanding. The holders of Common Stock and the holders of the Series "B" Preferred Stock are each entitled to vote on all matters to come before a vote of the stockholders of the Company.


                           VOTE REQUIRED FOR APPROVAL

Sections 607.1003 and 607.1006 of the Florida Business Corporation Act provides an outline of the scope of the amendments of the Articles of Incorporation allowed a Florida Corporation. This includes the amendment discussed in this Information Statement. The procedure and requirements to effect an amendment to the Articles of Incorporation of a Florida corporation are set forth in Section
607.1003 which provides that proposed amendments must first be adopted by the Board of Directors and then submitted to stockholders for their consideration at an annual or special meeting and must be approved by a majority of the voting power of the Company.

Section 607.0704 of the Florida Business Corporation Act provides that any action required to be taken at a special or annual meeting of the stockholders of a Florida corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shareholders entitled to vote were present and voted.

The Board of Directors of the Company and persons owning and having voting power in excess of two- thirds of the outstanding voting securities of the Company have adopted, ratified and approved the amendment to the articles of incorporation increasing the authorized capital stock. and other corporate actions described in this Information Statement. No further votes are required or necessary to effect the proposed amendment. or the other corporate actions to be taken.

The securities that would have been entitled to vote if a meeting was required to be held to amend the Company's Articles of Incorporation consist of 43,331,777 shares of the Company's common stock and 1,000,000 shares of Series "B" Convertible Preferred Stock issued and outstanding as of July 1 2005 the record date for determining stockholders who would have been entitled to notice of and to vote on the proposed amendment to the Articles of Incorporation.

                         INTEREST OF CERTAIN PERSONS IN
                    OR OPPOSITION TO MATTERS TO BE ACTED UPON

No person who has been a director or officer of the Company at any time since the beginning of the last fiscal year, nominee for election as a director of the Company, nor associates of the foregoing persons has any substantial interest, direct or indirect, in proposed amendment to the Company's Articles of Incorporation which differs from that of other stockholders of the Company. No director of the Company opposes the proposed amendment of the Company's Articles of Incorporation or any of the other corporate actions to be taken.

                             ADDITIONAL INFORMATION

Additional information concerning the Company, including its annual and quarterly reports for the previous twelve months which have been filed with the Securities and Exchange Commission may be accessed through the Securities and Exchange Commission EDGAR archives at www.sec.gov. Upon written request of any stockholder to the Company's President, Jeff Criswell, at 370 Amapola Ave., Suite 202, Torrance, CA 90501 a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004, will be provided without charge.

Dated:  July 18, 2005

                                             By Order of the Board of Directors

                                             /s/ JEFF CRISWELL
                                             President

                                   EXHIBIT "A"

                        AGREEMENT AND ARTICLES OF MERGER

                        ARTICLES AND AGREEMENT OF MERGER


DATED:            July ______,  2005

BETWEEN:          CYBERADS, INC.
                  a Florida corporation ("Cyberads-Florida")

AND:              CYBERADS, INC.
                  a Nevada corporation ("Cyberads-Nevada")

         WHEREAS, Cyberads-Florida and Cyberads-Nevada wish to provide for the terms and conditions upon which a merger of Cyberads-Florida with and into Cyberads-Nevada would be consummated for the sole purpose of changing the corporate domicile of Cyberads-Florida from Florida to Nevada; and

         WHEREAS, the Board of Directors of Cyberads-Florida and Cyberads-Nevada, respectively, have deemed it desirable and in the best interests of the corporations and their shareholders that the merger should take place, and have approved the merger pursuant to the terms of this Agreement;

         NOW,   THEREFORE,   in   consideration   of   the   mutual   covenants,
representations, warranties and agreements contained herein, the parties agree as follows:


                                    ARTICLE I

                         THE MERGER AND RELATED MATTERS

1.01     The Merger

         (a) Subject to the terms and conditions of this Agreement, at the Effective Date, as defined in Section 1.01(b), Cyberads-Florida shall be merged with and into Cyberads-Nevada in accordance with the provisions of the Business Corporation Acts of the States of Florida and Nevada, respectively ("Corporation Acts"), and the separate existence of Cyberads-Florida shall cease and Cyberads-Nevada shall continue as the surviving corporation under the laws of the State of Nevada under the name "Cyberads, Inc ". ("Surviving Corporation").

         (b) The merger shall become effective at the time of filing Articles of Merger under the Corporation Acts. The date when the merger shall become effective is hereinafter referred to as the "Effective Date."

         (c) On the Effective Date, the Surviving Corporation shall thereafter possess all assets and property of every description, and the rights, privileges, powers and authority of Cyberads-Florida and Cyberads-Nevada, and all obligations belonging to or due to each of Cyberads-Florida and Cyberads-Nevada. The Surviving Corporation shall be liable for all obligations of each of Cyberads- Florida and Cyberads-Nevada.




Articles and Agreement of Merger - Page 1

1.02     Exchange of Shares

         On the Effective Date, the then issued and outstanding shares of voting common stock of Cyberads-Florida shall be exchanged for an equal number of shares of fully paid and nonassessable voting common stock in the Surviving Corporation. The voting common stock of Cyberads-Florida so exchanged shall be cancelled and returned and shall no longer be considered issued or outstanding. On the Effective Date, there shall be outstanding shares of the common stock of the Surviving Corporation.

1.03     Articles of Incorporation and Bylaws of Surviving Corporation

         The Articles of Incorporation and Bylaws of Cyberads-Nevada, as in effect on the Effective Date, shall be the Articles of Incorporation and Bylaws of the Surviving Corporation until amended as provided by law.

1.04     Directors and Officers of the Surviving Corporation

         The officers and directors of the Surviving Corporation shall be as follows:

           NAME                                    TITLE

         Jeff Criswell                           President, Director
         Walter Tatum                            Secretary/Director
         August A. DeAngelo II                   Director

         The directors shall hold office subject to the provisions of the Bylaws of the Surviving Corporation until the next annual shareholders' meeting of the Surviving Corporation and until their respective successors have been duly elected or appointed and qualified. Such officers shall hold office subject to the provisions of the Articles of Incorporation and Bylaws of the Surviving Corporation until their respective successors have been duly elected or appointed, and have been duly qualified.

                                   ARTICLE II

                         WARRANTIES AND REPRESENTATIONS

2.01     Warranties and Representations of Cyberads-Florida

         Cyberads-Florida hereby warrants and represents to Cyberads-Nevada as follows:

         (a) Due Organization; Good Standing and Corporate Power. Cyberads-Florida is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to own, lease, and operate its properties and to carry on its business as now being conducted.

         (b) Capitalization. On the Effective Date, the authorized capital stock shall consist of 50,000,000,000 shares of voting common stock, no par value, and 5,000,000 shares of preferred stock. All issued and outstanding shares of common stock have been validly issued and are fully paid and nonassessable. There are 2,000,000 shares of preferred stock issued and outstanding.

Articles and Agreement of Merger- Page 2

         (c) Authorization and Validity of Agreement. Cyberads- Florida has full corporate power and authority to execute and deliver this Agreement, and has obtained the necessary approval of its shareholders, to consummate the merger. The execution, delivery and performance by the Company of this Agreement have been authorized by its Board of Directors. This Agreement is a valid and binding obligation of the Company, enforceable against it in accordance with its terms.

         (d) No Consents or Approvals Required. The execution and delivery of this Agreement will not (I) conflict with, or violate any provision of the Articles of Incorporation or Bylaws of Cyberads-Florida, (ii) conflict with or violate any law, rule, regulation, order, writ, injunction, judgment or decree applicable to Cyberads- Florida or by which any of its properties or assets are found or affected; or (iii) conflict with or result in any breach of or constitute a default under, or give to others any rights of termination or cancellation of or result in the creation of any lien, charge or encumbrance on any of the properties or assets of Cyberads- Florida pursuant to any note, bond, mortgage, indenture, deed of trust, lease, or any other instrument to which Cyberads-Florida is a party.

         (e) Litigation or Administrative Proceedings. There are no suits, actions, legal or administrative proceedings or investigations pending or threatened against Cyberads- Florida of which Cyberads-Nevada has not been advised, which, if adversely determined, would materially and adversely affect the financial condition of Cyberads- Florida or the conduct of its business.

2.02     Warranties and Representations of Cyberads-Nevada

         Cyberads-Nevada hereby warrants and represents to Cyberads- Florida as follows:

         (a) Due Organization; Good Standing and Corporate Power. Cyberads-Nevada is a corporation duly organized and validly existing and in good standing under the laws of the state of Nevada and has all requisite corporate power and authority to own, lease, and operate its properties and to carry on the business as now being conducted.

         (b) Capitalization. The authorized capital stock consists of 500,000,000 shares of voting common stock, no par value, and 5,000,000 shares of preferred stock. All issued and outstanding shares of common stock and preferred have been validly issued and are fully paid and nonassessable.

         (c) Authorization and Validity of Agreement. Cyberads-Nevada has full corporate power and authority to execute and deliver this Agreement and to consummate the merger. The execution, delivery and performance by Cyberads-Nevada of this Agreement have been authorized by the Board of Directors. This Agreement is a valid and binding obligation of Cyberads-Nevada, enforceable against it in accordance with its terms.

         (d) No Consents or Approvals Required. Neither the execution nor the delivery of this Agreement will (i) conflict with, violate, or result in a breach of any provision of the Articles of Incorporation or Bylaws of Cyberads-Nevada, (ii) conflict with, or violate any law, rule, regulation, order, writ, injunction, judgment or decree applicable to Cyberads-Nevada, or by which any of its properties or assets may be found or affected; or (iii) conflict with or result in any breach of or constitute a default under or give to others any rights of termination or cancellation of or result in the creation of any lien, charge or encumbrance on any of the properties

Articles and Agreement of Merger - Page 3
              or assets of Cyberads-Nevada pursuant to any note, bond, mortgage, indenture, deed of trust, lease or any other instrument to which Cyberads-Nevada is a party.

         (e) Litigation or Administrative Proceedings. There are no suits, actions, legal or administrative proceedings or investigations pending or threatened against Cyberads-Nevada of which Cyberads-Florida has not been advised, which, if adversely determined, would materially and adversely affect the financial condition of Cyberads-Nevada or the conduct of its business.

                                   ARTICLE III

                            CONDITIONS TO THE MERGER

3.01     Conditions   Precedent  to   Obligations   of  Cyberads-   Florida  and
         Cyberads-Nevada

         The respective  obligations of Cyberads- Florida and Cyberads-Nevada to
         consummate   the  merger  under  this  Agreement  are  subject  to  the satisfaction or waiver of each of the following conditions:

         (a) The approval of the shareholders of Cyberads- Florida shall have been obtained in accordance with the Corporation Acts.

         (b) No order, statute, regulation, injunction, decree or restraining order shall have been enacted, entered or enforced by any court of competent jurisdiction or governmental authority that prohibits the consummation of the merger.

         (c) All regulatory authorizations necessary to carry out the merger shall have been received.

         Cyberads-Florida and Cyberads-Nevada each agree to use their best efforts to fulfill all conditions precedent referred to herein and to do all things necessary to consummate the merger.

                                   ARTICLE IV

                           TERMINATION AND ABANDONMENT

4.01     Termination

         This Agreement may be terminated and the merger abandoned, at any time prior to the Effective Date, whether before or after the approval of the merger by the shareholders of Cyberads- Florida and Cyberads-Nevada, respectively, by mutual consent of the Board of Directors of Cyberads- Florida and Cyberads-Nevada.

4.02     Effect of Termination

         In the event of the termination of this Agreement pursuant to Section 4.01, this Agreement shall become void and have no effect and there shall be no liability hereunder on the part of Cyberads- Florida or Cyberads-Nevada or any of their respective officers, directors, employees, agents or shareholders.



Articles and Agreement of Merger- Page 4

                                    ARTICLE V

                                  MISCELLANEOUS

5.01     Entire Agreement

         This  Agreement  contains  the entire  agreement  of the  parties  with
         respect  to  the  merger  and  supercedes  all  prior   agreements  and
         understandings oral and written with respect thereto.

5.02     Amendment and Modification

         To the extent permitted by applicable law, at or prior to the Effective Date this Agreement may be amended, modified or supplemented by written agreement of the respective Boards of Directors of Cyberads- Florida and Cyberads-Nevada, whether before or after the vote of the shareholders of Cyberads- Florida and Cyberads-Nevada.

5.03     Counterparts

         This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

5.04     Applicable Law

         This Agreement and the legal relations between Cyberads- Florida and Cyberads-Nevada shall be governed by and construed in accordance with the laws of the State of Nevada.

         IN WITNESS WHEREOF, Cyberads- Florida and Cyberads-Nevada have each caused this Agreement to be executed by their respective officers duly authorized as of the date first above written.


         CYBERADS, INC., a Florida corporation


         By:______________________________________
                  Jeff Criswell, President



         CYBERADS, INC., Nevada corporation


         By:______________________________________
                  Jeff Criswell, President

Articles and Agreement of Merger - Page 5